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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AFFINITY GAMING
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3755 Breakthrough Way, Suite 300
Las Vegas, NV 89135

April 8, 2014

Dear Stockholder:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Affinity Gaming, a Nevada corporation (the "Company" or "Affinity"), which will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145, on Monday, May 12, 2014, beginning at 4:00 p.m., Pacific Daylight Time. The Annual Meeting will be held for the following purposes:

  1.
  To elect five directors to Affinity's Board of Directors to serve until the 2015 Annual Meeting of Stockholders (Proposal One);

  2.
  To ratify the appointment of Ernst & Young LLP as Affinity's independent registered public accounting firm (Proposal Two); and

  3.
  To transact such other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        Additional information regarding the Annual Meeting is set forth in the attached Proxy Statement.

        The enclosed Proxy Statement provides you with detailed information regarding the business to be considered at the Annual Meeting. Your vote is important. We urge you to please vote your shares now whether or not you plan to attend the Annual Meeting. You may revoke your proxy at any time prior to the proxy being voted by following the procedures described in the enclosed Proxy Statement.

        Only holders of record of shares of Affinity common stock, $0.001 par value per share ("Common Stock") at the close of business on April 1, 2014 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponement thereof. A list of our holders ("Stockholders") will be available for examination at the Annual Meeting and at Affinity's Las Vegas office at least ten days prior to the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. IF YOU
ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND
VOTE IN PERSON.

Sincerely,

David D. Ross Chief Executive Officer

3755 Breakthrough Way, Suite 300
Las Vegas, NV 89135
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:00 p.m., Pacific Daylight Time on Monday, May 12, 2014
PLACE	The JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145
ITEMS OF BUSINESS	• To elect five directors to Affinity's Board of Directors to serve until the 2015 Annual Meeting of Stockholders (Proposal One).
• To ratify the appointment of Ernst & Young LLP as Affinity's independent registered public accounting firm (Proposal Two).
• To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
RECORD DATE	You can vote if you were a Stockholder of record at the close of business on April 1, 2014.
INTERNET AVAILABILITY	The notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2013 are available on the internet at http://www.astproxyportal.com/ast/17361.
PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your proxy card. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying Proxy Statement.

        YOUR VOTE IS IMPORTANT.    The Company cordially invites all Stockholders to attend the meeting in person. Whether or not you personally plan to attend, please take a few minutes now to vote by following the instructions on the proxy card. We ask that Stockholders sign, date and return the enclosed proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in "street name," please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

David D. Ross Chief Executive Officer

April 8, 2014

i

AFFINITY GAMING
PROXY STATEMENT

        This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the board of directors (the "Board" or "Board of Directors") of Affinity Gaming, a Nevada corporation ("Affinity," the "Company," "we," "us" or "our") for use at our 2014 Annual Meeting of Stockholders and at any adjournment or postponement of such meeting (the "Annual Meeting").

2014 ANNUAL MEETING DATE AND LOCATION

        The Annual Meeting will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145, on Monday, May 12, 2014 at 4:00 p.m. Pacific Daylight Time, or at such other time and place to which the meeting may be adjourned. References in this Proxy Statement to the Annual Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

DELIVERY OF PROXY MATERIALS

        On or about April 8, 2014, we mailed Proxy Materials to holders ("Stockholders") of Affinity common stock, $0.001 par value per share ("Common Stock") containing instructions on how to vote. We have delivered paper versions of the proxy materials to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting.

        We will also make available on the internet at http://www.astproxyportal.com/ast/17361 the following materials relating to our meeting: the Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2013 (the "Annual Report"). Any Stockholder may also request a printed copy of these materials by telephone at 1-800-937-5449.

        Pursuant to the United States Securities and Exchange Commission's (the "SEC") rules, our Annual Report, which includes our audited consolidated financial statements, is not considered a part of, or incorporated by reference in, the proxy solicitation materials.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        The Company is providing this Notice of Annual Meeting of Stockholders, Proxy Statement, voting instructions and Annual Report (the "Proxy Materials") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting.

        The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to Stockholders on or about April 8, 2014.

        You are invited to attend the Annual Meeting on Monday, May 12, 2014, beginning at 4:00 p.m., Pacific Daylight Time. The Annual Meeting will be held at the JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145. Stockholders will be admitted to the Annual Meeting beginning at 3:30 p.m., Pacific Daylight Time. Seating will be limited.

What is the difference between holding our Common Stock as a holder of record and as a beneficial owner?

        If your Common Stock is registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC ("AST"), you are considered the "holder of record" with respect to such Common Stock. If you are a holder of record, the Proxy Materials have been sent directly to you by the Company.

        If your Common Stock is held in a stock brokerage account or by a bank or other holder of record, such Common Stock is held in "street name." You are considered the "beneficial owner" of Common Stock held in street name. The Proxy Materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the Internet.

What should I bring with me to attend the Annual Meeting?

        Stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

        If your Common Stock is held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must also present proof of your ownership of Affinity Gaming Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

        No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Holders of record of the Company's Common Stock at the close of business on Tuesday, April 1, 2014, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of Common Stock you owned at that time. At the close of business on April 1, 2014, there were 20,243,262 shares of the Company's Common Stock outstanding.

How do I vote?

  By Mail

        You may vote by marking, dating, and signing your printed proxy card included with your proxy materials (or voting instruction form in the case of beneficial holders) in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials for receipt prior to the Annual Meeting.

  In Person at the Annual Meeting

        All Stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of Common Stock, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

What can I do if I change my mind after I vote my Common Stock?

        If you are a holder of record, you can revoke your proxy before it is exercised by:

  •
  written notice to: Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135;

  •
  timely delivery of a valid, later-dated proxy; or

  •
  voting by ballot at the Annual Meeting.

        If you are a beneficial owner of Common Stock, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

Can I vote if my Common Stock is held in "street name"?

        If the Common Stock you own is held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your Common Stock, is required to vote your Common Stock according to your instructions. In order to vote your Common Stock, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form.

        If you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but it will not be allowed to vote your shares with respect to certain "non-discretionary" items. The ratification of Ernst & Young LLP as our independent registered public accounting firm (Proposal 2) is considered to be a discretionary item and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal 1) is a "non-discretionary" item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

        If your Common Stock is held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the Common Stock as of the record date (April 1, 2014) in order to be admitted to the meeting on May 12, 2014. To be able to vote your Common Stock held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

        In order for business to be conducted at the meeting, a quorum must be present in person or represented by valid proxies. For each of the proposals to be presented at the Annual Meeting, a quorum consists of the holders of a majority of the Common Stock issued and outstanding on April 1, 2014, the record date, or at least 10,121,632 shares of Common Stock.

        Common Stock represented in person or by proxy (including "broker non-votes" and Common Stock that abstain or do not vote with respect to a particular proposal) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal.

        If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

        Election of directors.    Pursuant to Section 78.330 of the Nevada Revised Statutes ("NRS"), directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. If the Common Stock you own is held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your Common Stock, is required to vote your Common Stock according to your instructions. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your Common Stock with respect to the election of directors.

        Ratification of independent registered public accounting firm.    Under our Bylaws, the affirmative vote of a majority of the voting power present at the Annual Meeting, whether in person or represented by proxy, is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm.

How will votes be counted?

        Each share of Common Stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted in person, by mail or on a ballot voted in person at the meeting. With respect to all proposals, shares of Common Stock will not be voted in favor of the matter, and will not be counted as voting on the matter, if they either (1) abstain from voting on a particular matter, or (2) are broker non-votes. Brokers who do not receive instructions with respect to Proposal 1 will not be allowed to vote such shares of Common Stock, and all such Common Stock will be "broker non-votes" rather than votes "for" or "against." The election of directors (Proposal 1) are "non-discretionary" items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

How does the Board recommend that I vote on the proposals?

        The Board recommends that you vote:

        FOR the election of each of the Board's five nominees to serve as directors on the Board, each for a term of one year (Proposal One); and

        FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2014 fiscal year (Proposal Two).

Where can I find the voting results?

        We will report the voting results in a Current Report on Form 8-K within four business days after the end of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

        At the date this Proxy Statement was mailed, the Company did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

        If other matters are properly presented at the Annual Meeting for consideration, certain individuals appointed by the Board to serve as proxies (the "Proxies") will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

        The Company will pay for the cost of this proxy solicitation. The Company does not intend to solicit proxies otherwise than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf. We have hired Morrow & Co., LLC ("Morrow") to distribute and solicit proxies. We will pay Morrow a fee of $4,000, plus reasonable expenses, for these services.

Who will count the vote?

        All votes will be tabulated by AST, the inspector of elections appointed for the Annual Meeting.

Other information

        The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the Proxy Materials. References to fiscal years contained in this Proxy Statement refer to the fiscal year ended on December 31 of such year.

        The contents of the Company's corporate website (http://www.affinitygaming.com) are not incorporated by reference into this Proxy Statement.

 PROPOSAL ONE—ELECTION OF DIRECTORS

        In 2013, the Board of Directors of Affinity Gaming was increased from five members to seven members. On January 3, 2014, Don R. Kornstein resigned from the Board of Directors and on February 7, 2014, David D. Ross resigned from the Board of Directors. The Board proposes that all five of the nominees described below, all of whom are currently serving as directors, be elected or re-elected for a new term of one year expiring at the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Under Section 78.330 of the NRS, directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. Proxies cannot be voted for more than the number of nominees proposed for election. As of April 1, 2014, there are two vacancies on the Board of Directors due to the resignations of Messrs. Kornstein and Ross. These vacancies will be filled by a majority of the directors then in office in accordance with our Bylaws. We expect that one of these vacancies will be filled by the individual who becomes chief executive officer following Mr. Ross's stepping down from such position. With respect to the other vacancy, our Board and its Governance Committee (defined below) have engaged a third-party search firm to aid in the process of identifying a suitable nominee.

        Each of the nominees has consented to be named as a nominee in this proxy statement and to serve as a director of the Company if elected at the Annual Meeting. If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

        The Board believes that it is necessary for each of the Company's directors to possess many qualities and skills. When searching for new candidates, the Board Governance and Nominating Committee (the "Governance Committee") considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Governance Committee first considers a candidate's management and professional experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing Stockholder value when considering director candidates. The Governance Committee does not have a formal policy with respect to diversity; however, the Governance Committee believes that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Governance Committee considers the entirety of each candidate's credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual's contributions to the Board are also considered.

        All our directors and nominees for directors bring to our Board extensive executive leadership and board experience derived from their service as executives and, in certain cases chief executive officers. The process undertaken by the Governance Committee in recommending qualified director candidates is described below under "Corporate Governance—Director Nomination Process." Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described below.

        The following table sets forth the names of the five nominees, age (as of April 1, 2014) and principal position of each of the Company's directors:

Name	Age	Position
Richard S. Parisi	39	Director, Chairman
Thomas M. Benninger	56	Director
Matthew A. Doheny	43	Director
Randall A. Fine	39	Director
Eric V. Tanjeloff	38	Director

        Unless otherwise noted, the principal business address of each member of our Board of Directors and each of our nominees is c/o Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. A summary of the nominees' principal occupations and directorships held with other public corporations during the past five years and the year first elected as a director of the Company, are set forth below.

        The number of shares of our Common Stock held by our directors as of April 1, 2014 is set forth under the "Security Ownership" section of this proxy statement.

Nominees for Directors

        Richard S. Parisi has served as a Director of the Company since May 14, 2013 and as Chairman of the Board of Directors since July 11, 2013. Mr. Parisi joined Silver Point Capital, L.P. in June 2005, where he serves as a Senior Investment Analyst. Prior to joining Silver Point, Mr. Parisi attended the Stanford University Graduate School of Business from 2003 to 2005 and, prior thereto, was a Vice President of Madison Dearborn Partners from June 1998 to June 2003. Prior to joining Madison Dearborn, Mr. Parisi worked in the leveraged finance group of Merrill Lynch & Co. from July 1996 to June 1998. Mr. Parisi served as a director of iPCS, Inc. from September 2006 until June 2007. Mr. Parisi earned his B.A. from Duke University and his M.B.A. from the Stanford University Graduate School of Business. The business address of Mr. Parisi is c/o Silver Point Capital, L.P., 2 Greenwich Plaza, First Floor, Greenwich, CT 06380. The principal occupation or employment of Mr. Parisi is Senior Investment Analyst at Silver Point Capital, L.P.

        Mr. Parisi was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his significant financial and industry expertise. In addition, we believe his prior experience in investment banking, private equity and in the financial and credit analysis of numerous portfolio companies of Silver Point Capital, L.P. across a wide range of industries will strengthen the Board of Directors' collective knowledge and capabilities.

        Thomas M. Benninger has served as a Director of the Company since December 31, 2010. From June 2008 to March 2010, Mr. Benninger served as Chairman of the Board of Managers of Tropicana Entertainment Holdings, LLC. From January 2009 to December 2010, Mr. Benninger served as a member of the Board of Directors of Squaw Valley Ski Corporation. Mr. Benninger is currently serving as a director of Revel Casino and Hotel in Atlantic City, NJ, as well as the DAPER Investment Fund, a co-investment fund with the Stanford Management Company for the benefit of the Stanford University Athletic Department. Mr. Benninger is a founding managing general partner of Global Leveraged Capital ("GLC"), a private merchant banking firm which manages institutional credit investment funds and provides restructuring advisory services to creditors, debtors and financial sponsors. Prior to forming GLC, from 2001 to 2006 Mr. Benninger was Global Head of Restructuring and Head of the Growth Capital Group at UBS Investment Bank ("UBS"). He also served on the UBS North American Executive Management Committee. Prior to UBS, Mr. Benninger was Head of Restructuring for Donaldson, Lufkin and Jenrette from 1994 to 2001; prior to that, he held similar positions at Smith Barney and Drexel Burnham Lambert. He was a Manager in the Audit and

Accounting division of Arthur Andersen & Co. and is a CPA. Mr. Benninger earned his B.A. and M.B.A. from Stanford University and has been licensed or found suitable as an officer, director or key employee by gaming regulatory authorities in New Jersey, Colorado, Iowa, Missouri, Nevada, Mississippi and Louisiana.

        Mr. Benninger was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas including finance, restructuring and management of gaming companies. Mr. Benninger's experience on various boards, including the board of a recently reorganized casino enterprise, will provide the Board of Directors with valuable insight. In addition, his prior experience as an investment banker specializing in restructuring will strengthen the Board of Directors' collective knowledge and capabilities.

        Matthew A. Doheny has served as Director of the Company since May 14, 2013. Mr. Doheny has served as President of North Country Capital LLC, a private investment firm, since March 2011. Mr. Doheny was the portfolio manager for North American event-driven investing at Fintech Advisory Inc., a hedge fund, from June 2008 to October 2010. Prior to Fintech, Mr. Doheny was a Managing Director at Deutsche Bank Securities in the Distressed Products Group from June 2000 to March 2008, where during his time he oversaw the research effort for proprietary investing and was a member of the leadership team for the global group running $5 billion in assets. Prior to joining Deutsche Bank in 2000, Mr. Doheny began his career as a corporate attorney at Orrick, Herrington & Sutcliffe LLP and Kelly Drye & Warren LLP. Mr. Doheny has been a director of YRC Worldwide, Inc. since July 2011. In addition he has been a director of Eastman Kodak Inc. since 2013, of Rescap since 2013 and of RA Holdings (Arcapita) since 2013. Mr. Doheny graduated cum laude from Allegheny College and also received a Juris Doctor from Cornell Law School. The business address of Mr. Doheny is 215 Washington St., Watertown, NY 13601. The principal occupation or employment of Mr. Doheny is President of North Country Capital LLC. Mr. Doheny was a candidate for the U.S. House of Representatives in the 21st Congressional District of New York in 2010 and 2012, and is, as of April 1, 2014, a candidate for the same office.

        Mr. Doheny was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his financial expertise and his experience in financial and operational turnarounds. We believe that, together with his leadership positions in the private investment and investment banking industries, Mr. Doheny's qualifications and skills will strengthen the Board of Directors' collective knowledge and capabilities.

        Randall A. Fine has served as a Director of the Company since May 14, 2013. Mr. Fine is the Founder and Managing Director of The Fine Point Group ("FPG"), a gaming consulting, management, and software development firm that has worked with more than 65 clients in 20 states. Since founding FPG in July 2005, as part of various FPG assignments, Mr. Fine has served as the Chief Executive Officer of two mid-cap gaming companies, including Detroit's Greektown Casino-Hotel, which he successfully turned around in the midst of the Company's Chapter 11 filing. In 2012, Mr. Fine and FPG developed LaserPointCRM™, a cutting-edge automated database marketing system that has been purchased by casinos in Washington, California, Oklahoma, Mississippi, and Minnesota. Mr. Fine and FPG have served clients in all four of the Company's primary jurisdictions. Prior to founding FPG, Mr. Fine served as the corporate senior vice president of marketing for Carl Icahn's American Casino & Entertainment Properties, owner of the Stratosphere and two Arizona Charlie's properties in Las Vegas, Nevada, and the Sands in Atlantic City, from May 2004 to July 2005. Prior to Icahn, Mr. Fine served in two senior executive roles with Harrah's Entertainment (now Caesars Entertainment): first as Corporate Vice President of Total Rewards and Product Marketing from June 2002 to July 2003 and then as Corporate Vice President of Slot Operations and Total Rewards Operations from July 2003 to November 2003. In the former position, Mr. Fine launched the nationwide exchangeable rewards currency program known as Total Rewards, and is the sole inventor listed in the Caesars patent that underlies the program. In the latter position, he was responsible for more than 40,000 slot machines at two dozen U.S. properties, including properties in Nevada, Missouri, and Iowa. Mr. Fine received his A.B., magna cum laude, from Harvard College, and his M.B.A., with high honors, from Harvard Business School, where he was a Baker Scholar. While at Harvard, he served as a Teaching Fellow in Economics. Mr. Fine has previously been licensed or found suitable by gaming regulatory authorities in New Jersey, Michigan, Indiana, Wisconsin, Oregon, Illinois, New Mexico, and Louisiana, as well as multiple tribal and international jurisdictions, and has gaming licenses pending in thirteen additional jurisdictions. The business address of Mr. Fine is 3960 Howard Hughes Parkway, Suite 500 Las Vegas, NV 89169. The principal occupation or employment of Mr. Fine is founder and Managing Director of The Fine Point Group.

        Mr. Fine was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his significant financial, casino operations and marketing expertise. We believe the depth of Mr. Fine's experience in gaming consulting, management and software development, as well as his executive experience in the turnaround of a mid-cap gaming company, will provide the Board of Directors with valuable insight and strengthens the Board of Directors' collective knowledge and capabilities.

        Eric V. Tanjeloff has served as a Director of the Company since May 14, 2013. Mr. Tanjeloff is currently a Senior Managing Director of CBRE Capital Advisors, Inc., the investment banking and advisory affiliate of CBRE, Inc., a global, Fortune 500, real estate services company, a position he has held since October 2009. Prior to CBRE Capital Advisors, Mr. Tanjeloff was employed by J.P. Morgan Securities Inc. and its predecessors from June 1997 to April 2009, serving in a variety of capacities including most recently as an Executive Director in the firm's Real Estate and Lodging Investment Banking Group from February 2006 to February 2009. Prior to his role as Executive Director, Mr. Tanjeloff held the titles of Vice President, Associate and Analyst at J.P. Morgan and its predecessors, from June 1997 to February 2006. At J.P. Morgan, Mr. Tanjeloff was responsible for the origination and execution of strategic M&A advisory, capital raising and financing activities for some of the most prominent companies in the real estate, lodging and casino gaming industries. Throughout his career, Mr. Tanjeloff has advised boards of directors and executive management teams on more than $100 billion of transactions in the public and private real estate capital markets. Mr. Tanjeloff received his B.S. from Cornell University and M.B.A. from Columbia Business School. The business address of Mr. Tanjeloff is 200 Park Avenue, East Mezzanine, New York, NY 10166. The principal occupation or employment of Mr. Tanjeloff is Senior Managing Director of CBRE Capital Advisors, Inc.

        Mr. Tanjeloff was selected to be a member of the Board of Directors because of his particular knowledge and expertise in a number of areas, including his extensive knowledge of the real estate capital markets, the hotel and gaming transaction market and his significant financial expertise. With more than $100 billion of transaction experience, much of which was specifically focused in the gaming industry, we believe Mr. Tanjeloff will provide the Board with valuable insight into balance sheet strategy, capital markets activities, acquisition and disposition strategy and investor relations matters. In addition, we believe Mr. Tanjeloff's experience in investment banking and his involvement in the creation of both CBRE, Inc.'s investment banking business and J.P. Morgan's gaming corporate finance franchise will strengthen the Board of Directors' collective knowledge and capabilities.

Miscellaneous Information Concerning Participants

        The Company and each of our director nominees are considered to be "participants" in our solicitation of proxies from Stockholders in connection with the Annual Meeting. Other than as set forth under this Proposal One—Election of Directors section, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of our subsidiaries, (ii) owns any securities of the Company which are owned of record but not beneficially, (iii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, (iv) has in the past 10 years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (v) has purchased or sold any securities of the Company during the past two years. In addition, except as set forth under this Proposal One—Election of Directors section, neither we nor any of the participants has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this proxy statement, neither we nor any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

        Other than as set forth under this Proposal One—Election of Directors section, neither we nor any of the participants or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Information Regarding Transactions in Company Securities by Participants

        The following table sets forth information regarding purchases and sales of our securities by each of the participants noted above during the past two years. Unless otherwise indicated, all transactions were pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares	Transaction Description
Richard S. Parisi	5/29/2013	5,165	Acquisition—award of restricted stock
Thomas M. Benninger	12/27/2012	8,265	Acquisition—award of restricted stock
Matthew A. Doheny	5/29/2013	5,165	Acquisition—award of restricted stock
Randall A. Fine	5/29/2013	5,165	Acquisition—award of restricted stock
Eric V. Tanjeloff	5/29/2013	5,165	Acquisition—award of restricted stock
Scott D. Henry	7/4/2013	39,206	Repurchase of award stock and options
Michael D. Rumbolz	7/8/2013	39,206	Repurchase of award stock and options

Required Vote; Recommendation of the Board

        Pursuant to Section 78.330 of the NRS, directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Company does not have a formal policy requiring members of the Board to attend the meetings of the Board, although all directors are strongly encouraged to attend. During fiscal 2013, our Board held 5 regular and 13 special meetings. The standing committees of our Board held an aggregate of 22 meetings during this period. Each director attended at least 75% of the total meetings of the Board and committees of the Board of which such director was a member. In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including telephone contact with the Chairman, the Chief Executive Officer and others regarding matters of interest and concern to the Company.

        Our Chief Executive Officer and Chief Financial Officer have each signed and filed the certifications under Section 302 of the Sarbanes-Oxley Act of 2002 with our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 31, 2014.

        Our Board is committed to establishing and maintaining corporate governance practices that reflect high standards of ethics and integrity. To that end, we have established a Board Governance and Nominating Committee, or Governance Committee, to assist our Board in the exercise of its responsibilities. The Governance Committee Charter, as well as copies of our Code of Business Conduct and Ethics (the "Code of Conduct"), Code of Ethics for Senior Financial Officers, Compensation Committee Charter and Audit Committee Charter are available on our website located at http://www.affinitygaming.com/governance.php. They are also available in print by writing to Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135, Attn: Secretary. The Code of Conduct provides guidance on a wide range of conduct, conflicts of interest and legal compliance issues for all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. We will post any amendments to, or waivers of, the Code of Conduct applicable to our principal executive officer, principal financial officer and principal accounting officer on our website.

Director Independence

        As of April 1, 2014, our Board consisted of Mssrs. Richard S. Parisi, Thomas M. Benninger, Matthew A. Doheny, Randall A. Fine and Eric V. Tanjeloff. On January 3, 2014, Don R. Kornstein resigned from the Board of Directors and on February 7, 2014, David D. Ross resigned from the Board of Directors, in each case, effective immediately. Though not formally considered by our Board because our equity securities are not registered or traded on any national securities exchange, based upon the listing standards of the NYSE, the Board of Directors believes that each of Messrs. Parisi, Benninger, Doheny, Fine and Tanjeloff would be an "independent director" as that term is defined under the current rules of the NYSE.

        None of our securities will be listed on the NYSE or any other securities exchange, nor have we applied to list any of our securities on any securities exchange, in the foreseeable future.

        The Governance Committee conducts a review of the independence of all members of the Board for the purposes of determining which Board members are deemed independent and which are not at least annually and recommends, if appropriate, measures to be taken so that the Board contains at least the minimum number of independent directors required by NYSE and any additional requirements that the Board deems appropriate.

        Each member of the Audit and Governance Committee must meet certain criteria for independence pursuant to the applicable rules of the NYSE, and any additional requirements that the Board deems appropriate, as set forth in such committee's respective charters.

 Board Leadership Structure and Role in Risk Oversight

        The Board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer; Mr. Parisi, one of our independent directors, currently serves as Chairman of the Board and Mr. David D. Ross serves as Chief Executive Officer. We believe that having a separate Chief Executive Officer and Chairman promotes the active involvement of the Board in providing independent oversight of the Company and their active participation in setting the agenda and priorities for the Company. Similarly, our Chief Executive Officer's participation on the Board as a Director provides direct access to and accountability of management, while allowing the Chief Executive Officer to focus primarily on our day-to-day business. Although Mr. Ross resigned from the Board on February 7, 2014, we expect the vacancy created by his resignation to be filled by his successor as Chief Executive Officer.

Policies with Respect to Transactions with Related Persons

        We maintain written policies and procedures covering Related Party Transactions, which were adopted by the Board on August 10, 2012. The Audit Committee reviews the material facts of all Related Party Transactions. The Company has various procedures in place that are designed to identify potential Related Party Transactions. For instance, the executive officers and directors are required to complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. The General Counsel reviews the responses to the questionnaires and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director's independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

        Our Related Party Transactions Policy provides that a "Related Party Transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which: (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) the Company is a participant; and (3) any Related Party has or will have a direct or indirect material interest. A "Related Party" is any: (a) executive officer, director or nominee for election as a director; (b) greater than 5 percent owner of record or beneficial owner of any class of the Company's voting securities; and (c) immediate family member of any of the foregoing. "Immediate family member" includes a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

        The Board has also adopted our Code of Conduct, which sets forth various policies and procedures intended to promote the ethical behavior of all of our employees, officers and directors. The Code of Conduct describes the Company's policy on conflicts of interest. The Company distributes the Code of Conduct to all of its employees and officers. The conflicts of interest policy in the Code of Conduct describes the types of relationships that may constitute a conflict of interest with the Company. All employees, officers and directors are required to sign and acknowledgement of the Code of Conduct, including the conflict of interest policy.

Director Nomination Process

        The Governance Committee is responsible for, among other things, screening potential director candidates and recommending qualified candidates to the Board for nomination.

        When identifying and evaluating candidates, the Governance Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Governance

Committee may consider the gaming regulatory suitability of candidates in making its decisions. The Governance Committee may retain a third-party search firm to assist the committee in locating qualified candidates that meet the needs of the Board at that time. A search firm would provide information on a number of candidates, which the Governance Committee would then discuss. The Chairman of the Governance Committee and some or all of the members of the Governance Committee, as well as the Board Chairman and the Chief Executive Officer, will interview potential candidates that the Governance Committee deems appropriate. If the Governance Committee determines that a potential candidate meets the needs of the Board and has the requisite qualifications, it will recommend the nomination of the candidate to the Board.

        It is the Governance Committee's policy to consider director candidates recommended by Stockholders, if such recommendations are properly submitted to the Company. Stockholders wishing to recommend persons for consideration by the Governance Committee as nominees for election to the Board can do so by writing to the Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Recommendations must include the proposed nominee's name, biographical data and qualifications, as well as a written statement from the proposed nominee consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow the Company's procedures for nomination of directors by Stockholders as provided in our Bylaws. The Governance Committee will consider the candidate and the candidate's qualifications in the same manner in which it evaluates nominees identified by the Governance Committee. The Governance Committee may contact the Stockholder making the nomination to discuss the qualifications of the candidate and the Stockholder's reasons for making the nomination. The Governance Committee may then interview the candidate if it deems the candidate to be appropriate. The Governance Committee may use the services of a third-party search firm to provide additional information about the candidate prior to making a recommendation to the Board.

        The Governance Committee's nomination process is designed to ensure that the Governance Committee fulfills its responsibility to recommend candidates that are properly qualified to serve the Company for the benefit of all of its Stockholders, consistent with the standards established by the Governance Committee under the Corporate Governance Guidelines.

Communication with the Board and Management

        The Board and management encourage communication from the Company's Stockholders. Stockholders who wish to communicate with the Company's management should direct their communication to the Chairman of the Board or the Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Stockholders, or other interested parties, who wish to communicate with the non-management directors or any individual director should direct their communication c/o Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at the address above. The Secretary will forward communications intended for the Board to the Chairman, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

Risk Management

        The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee assists with risk management oversight in the areas of financial reporting, internal audit, internal controls and compliance with legal and regulatory requirements. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Board Committees

        The Board has established an Audit Committee, a Compensation Committee and a Governance Committee. Each of the committees is composed entirely of independent directors, and assuming the election of each of the directors nominated by the Board of Directors, each of the committees will continue to be composed entirely of independent directors, as defined under applicable NYSE rules and guidelines. The charters of each committee are available on the Investor Relations page of our website, http://www.affinitygaming.com/governance.php.

  Audit Committee

        As described in the Audit Committee charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent public accountants to audit our financial statements, including assessing the independent auditor's qualifications and independence, and establishes the scope of, and oversees, the annual audit. The Audit Committee also approves any other services provided by public accounting firms. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the Stockholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance of our internal audit function. The Audit Committee oversees our system of disclosure controls and procedures, and system of internal controls regarding financial accounting, legal compliance and ethics, that management and our Board established. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the committee and our independent auditors, the internal accounting function and management of our Company.

        Prior to the election of directors at the Annual Meeting in 2013, during fiscal 2013, the members of the Audit Committee were Scott D. Henry, the Chairman of the Audit Committee, Mr. Benninger and Michael D. Rumbolz. On March 28, 2013, Mr. Rumbolz tendered his resignation from the Board, effective April 1, 2013 and Mr. Henry resigned from the Board effective immediately upon the due election of each of the directors at the Annual Meeting in 2013. At the Annual Meeting, the Board was expanded from five to seven members and the four vacancies on the Board for the remainder of fiscal 2013 were filled by Messrs. Doheny, Fine, Parisi and Tanjeloff. For the remainder of fiscal 2013 after the Annual meeting, Mr. Tanjeloff was Chairman of the Audit Committee, and Messrs. Benninger and Doheny were members of the Audit Committee. The Board of Directors determined that during fiscal 2013, each of Messrs. Henry and Tanjeloff, the Chairmen of the Audit Committee, was an "audit committee financial expert" as that term is defined in the applicable rules of the SEC. During fiscal 2013, the Audit Committee held 5 meetings. As of April 1, 2014, Mr. Tanjeloff is serving as Chairman and Mssrs. Benninger and Doheny are members of the Audit Committee.

        The report of our Audit Committee appears under the heading "Audit Committee Report" on page 18.

  Compensation Committee

        As described in the Compensation Committee charter, the Compensation Committee establishes and reviews general policies related to our compensation and benefits. The Compensation Committee determines and approves, or makes recommendations to the Board with respect to, the compensation and benefits of our Board and executive officers, and administers our 2011 Long Term Incentive Plan or "2011 LTIP."

        Prior to the election of directors at the Annual Meeting in 2013, during fiscal 2013, the members of the Compensation Committee were Mr. Benninger, the Chairman of the Compensation Committee, and Mr. Kornstein. On March 28, 2013, Michael D. Rumbolz tendered his resignation from the Board, effective April 1, 2013 and Scott D. Henry resigned from the Board effective immediately upon the due election of each of the directors at the Annual Meeting in 2013. At the Annual Meeting, the Board was expanded from five to seven members and the four vacancies on the Board for the remainder of fiscal 2013 were filled by Messrs. Doheny, Fine, Parisi and Tanjeloff. For the remainder of fiscal 2013 after the Annual meeting, Mr. Benninger was Chairman of the Compensation Committee, and Messrs. Parisi, Fine and Kornstein were members of the Compensation Committee. During fiscal 2013, the Compensation Committee held 4 meetings. On January 3, 2014, Mr. Kornstein tendered his resignation from the Board, effective immediately. As of April 1, 2014, Mr. Benninger is serving as Chairman and Messrs. Fine and Parisi are members of the Compensation Committee.

        The report of our Compensation Committee appears under the heading "Compensation Committee Report on Executive Compensation" on page 35.

  Governance Committee

        As described in the Governance Committee charter, the Governance Committee recommends candidates to serve on our Board of Directors. The Governance Committee is also responsible for monitoring a process to review director, board and committee effectiveness, developing and recommending our corporate governance guidelines, committee members and committee chairmen and otherwise taking a leadership role in shaping the corporate governance of our company.

        Prior to the election of directors at the Annual Meeting in 2013, during fiscal 2013, Mr. Rumbolz was Chairman and Mr. Kornstein was a member of the Governance Committee. On March 28, 2013, Mr. Rumbolz tendered his resignation from the Board, effective April 1, 2013. From April 1, 2013 until the 2013 Annual Meeting, Mr. Kornstein served as Interim Chairman and Mr. Benninger as an interim member of the Governance Committee. At the Annual Meeting, the Board was expanded from five to seven members and the four vacancies on the Board for the remainder of fiscal 2013 were filled by Messrs. Doheny, Fine, Parisi and Tanjeloff. For the remainder of fiscal 2013 after the Annual meeting, Mr. Kornstein was Chairman of the Governance Committee and Messrs. Doheny and Fine were member s of the Governance Committee. During fiscal 2013, the Governance Committee held seven (7) meetings. On January 3, 2014, Mr. Kornstein tendered his resignation from the Board, effective immediately, and was replaced by Mr. Tanjeloff as Chairman of the Governance Committee. As of April 1, 2014, Mr. Tanjeloff is serving as Chairman and Messrs. Doheny and Fine are members of the Governance Committee.

Indemnity Agreement

        Our Bylaws provide that, to the fullest extent permitted by the Nevada Revised Statutes, the Company shall indemnify any director who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than action by or in the right of the Company), by reason of the fact that he or she is or was a director of the Company, against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such director in connection with such action, suit or proceeding if such director is not liable pursuant to Section 78.138 of the NRS or he or she acted in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        In addition, our Articles of Incorporation provide that expenses (including attorneys' fees) incurred by such indemnified party in any action, suit or proceeding shall be paid by the Company as they are incurred and in advance of the final disposition of such action, suit or proceeding; provided that if such indemnified party is advanced such expenses and it is later determined that he or she was not entitled to indemnification with respect to such action, suit or proceeding, then he or she will reimburse the Company for such advances.

        In addition to the indemnification provisions contained in our Bylaws and Articles of Incorporation, we have entered into indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify such director or officer against expenses (including attorney's fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance the Company, which approval we have agreed not to unreasonably withhold) actually and reasonably incurred if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company and its shareholders and, with respect to any criminal action or proceeding, such director or officer had no reasonable cause to believe his or her conduct was unlawful.

Compensation Committee Procedures

        The Compensation Committee directs management to prepare the financial data used by the Compensation Committee in determining executive compensation. In addition, members of the Company's human resources, insurance and benefits, and accounting departments assist in the preparation of executive compensation tally sheets and historical information on compensation paid to executives. The Compensation Committee is presented with recommendations from management as to the level and type of compensation to provide to officers who hold the office of Vice President or a more senior officer. Members of the Company's legal department provide the Compensation Committee with general advice on laws applicable to executive compensation and the directors' fiduciary duties in setting compensation.

        The Chief Executive Officer typically attends meetings at the request of the Compensation Committee. The Chief Executive Officer's feedback about each officer's performance is essential in the Compensation Committee's determination of the officer's salary and target incentive compensation determinations. The Compensation Committee also may hire independent consultants or professionals to advise it on compensation matters.

 DIRECTOR COMPENSATION

        The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2013:

Name	Fees Earned or Paid in Cash	Restricted Stock Awards(1)(2)	Stock Option Awards(2)	Non-equity Incentive Plan compensation	All other compensation	Total
	($)	($)	($)	($)	($)	($)
Richard S. Parisi	61,000	62,496	—	—	—	123,496
Thomas M. Benninger	121,250	—	—	—	—	121,250
Matthew A. Doheny	59,500	62,496	—	—	—	121,996
Randall A. Fine	55,500	62,496	—	—	—	117,996
Eric V. Tanjeloff	60,500	62,496	—	—	—	122,996
Scott D. Henry	39,750	—	—	—	—	39,750
Don R. Kornstein	132,500	—	—	—	—	132,500
Michael Rumbolz	42,000	—	—	—	—	42,000

(1)
Represents the value of restricted stock granted on May 29, 2013, for 2013.

(2)
The amounts in the table reflect the grant date fair value of options and restricted stock awards to the named executive officer in accordance with Accounting Standards Codification Topic 718. The ultimate values of the options and restricted stock awards to the executives generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised. See the "Outstanding Equity Awards at Fiscal Year-End" table below for information regarding all outstanding awards.

        Our Board of Directors receives director compensation consisting of (i) an annual retainer of $88,000, (ii) restricted stock or stock options with a value of $100,000, and (iii) meeting fees in the amount of $1,500 per meeting if the director attends in-person and $500 if the director attends telephonically; provided, that such Director attends at least eight meetings per year of the Board of Directors, either in-person or telephonically. The Chairman of the Board of Directors receives additional annual retainer compensation in the amount of $20,000 and additional restricted stock or stock options with a value of $25,000. Annual retainers are paid quarterly in advance while meeting and committee fees are paid quarterly in arrears based on the actual number and method (in-person or telephonic) of meetings attended.

        The Chairman of the Audit Committee receives an additional annual retainer of $15,000 and the Chairmen of our other committees receive an additional annual retainer of $10,000. A director serving on a Board committee also will receive meeting fees in the amount of $1,500 per meeting if the director attends in-person and $500 if the director attends telephonically.

        In addition, members of the Board who are not employees of the Company or its subsidiaries may receive compensation for services to the Company in their capacities as directors or otherwise in such manner and in such amounts as may be fixed from time to time and approved in advance by the Board. Members of the Board are also offered health benefits, similar to benefits offered to other executive employees of the Company.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, including its internal controls over financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

        The Company's independent registered public accounting firm from the beginning of fiscal year 2013 through August 19, 2013 was PricewaterhouseCoopers LLP. On August 19, 2013, Affinity Gaming, at the direction and with the approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm effective as of that date. We notified PricewaterhouseCoopers LLP of its dismissal on the same day. On August 19, 2013, the Audit Committee approved the engagement of Ernst & Young LLP as the Company's new independent registered public accounting firm beginning with fiscal year ended December 31, 2013, and to perform procedures related to the financial statements to be included in the Company's Quarterly Report on Form 10-Q beginning with, and including, the fiscal quarter ending September 30, 2013. Ernst & Young LLP's appointment was effective August 21, 2013.

        The Company's independent registered public accounting firm during fiscal year 2013, Ernst & Young LLP was responsible for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and performing reviews of the unaudited quarterly financial statements.

        During fiscal year 2013, the Audit Committee met and held discussions with management and the independent registered public accounting firm and independently as a committee, which fulfills its responsibilities pursuant to the Company's Audit Committee charter. The Audit Committee met with the independent registered public accounting firm in executive session, as well as with management present. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements as of and for the year ended December 31, 2013 with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company's financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company's internal control over financial reporting. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the standards established by the Public Company Oversight Board (United States).

        In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor's independence. The Audit Committee has determined that the non-audit services provided to Affinity and our affiliates by the independent auditor (discussed below under "Proposal Two: Ratification of Independent Registered Public Accounting Firm") are compatible with such firm maintaining its independence.

        The Audit Committee also discussed with the Chief Executive Officer and the Chief Financial Officer of the Company their respective certifications with respect to the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

        Based on the reviews and discussions referred to above, and the receipt of unqualified opinions from Ernst & Young LLP dated March 28, 2014, with respect to the consolidated financial statement of the Company as of and for the year ended December 31, 2013, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

        During the fiscal year ended December 31, 2013 the Company did not have any disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of disagreement in their reports on the Company's consolidated financial statements. In addition, during such periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young LLP's report on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2013 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  Submitted by:

  Audit Committee

  Eric V. Tanjeloff—Chairman
   Thomas M. Benninger
  Matthew A. Doheny

 EXECUTIVE OFFICERS

        The following table sets forth the name, age (as of April 1, 2014) and principal position of each of the Company's executive officers:

Name	Age	Position
David D. Ross	49	Chief Executive Officer
Donna Lehmann	44	Senior Vice President, Chief Financial Officer and Treasurer
John Christopher Krabiel	50	Senior Vice President, Regional General Manager
Marc H. Rubinstein	52	Senior Vice President, General Counsel and Secretary
Loren D. Gill	45	Senior Vice President, Regional General Manager

        David D. Ross has served as our Chief Executive Officer since January 7, 2011. Prior to his appointment as our Chief Executive Officer, Mr. Ross served as the Chief Operating Officer/Gaming and as a member of the Office of the Chief Executive Officer of Herbst Gaming Inc., or "HGI," the predecessor of the Company. Prior to joining HGI, Mr. Ross spent 25 years with Coast Casinos, now a division of Boyd Gaming Corp., serving in a variety of management positions. Most recently he served as Coast Casinos' Chief Operating Officer from 2004-2008. Mr. Ross earned a B.A. in Business Management and a M.S. in Hotel Administration from the University of Nevada, Las Vegas. Mr. Ross has been licensed or found suitable as an officer, director or key employee by gaming authorities in Colorado, Iowa, Missouri and Nevada. Mr. Ross served as director of the Company from December 31, 2010 to February 7, 2014.

        Donna Lehmann has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company for the period of January 7 through May 3, 2011 and from January 1, 2013 to the present. Ms. Lehmann also served as the Company's Senior Vice President, Finance of the Company from May 4, 2011 through December 31, 2012. Prior to joining the Company, Ms. Lehmann served as treasurer for BH/RE, L.L.C., parent company of OpBiz, LLC (the licensed operator of Planet Hollywood Resort and Casino), and as Chief Financial Officer of OpBiz, LLC, each from 2004 to 2010. Prior to joining Planet Hollywood, Ms. Lehmann was the Vice President of Finance of Aladdin Gaming, LLC from 2001 through 2004. Prior to joining Aladdin, Ms. Lehmann worked for Arthur Andersen, LLP from 1998 through 2000 as a Senior Auditor, and before that Ms. Lehmann held several progressive positions with Showboat Operating Company, ending with Controller in 1998. Ms. Lehmann graduated from Hofstra University with a Bachelor of Business Administration and is a Certified Public Accountant in the State of Nevada.

        John Christopher Krabiel has served as Senior Vice President and Regional General Manager—Midwest since June 1, 2013. Previously, Mr. Krabiel served as: (i) Senior Vice President, Operations of the Company from January 1 to May 31, 2013; (ii) Chief Financial Officer and Treasurer of the Company from May 4, 2011 through December 31, 2012, and (iii) as Vice President of Operations from January 10 through May 3, 2011. Prior to joining the Company, Mr. Krabiel served as Vice President of Operational Finance of Boyd Gaming Corp. Prior to joining Boyd Gaming Corp., Mr. Krabiel held various operational and financial positions with other casino gaming companies since 1988. Mr. Krabiel received a Bachelor of Science degree from California Lutheran University and a Master of Business Administration from the University of Nevada, Reno.

        Marc H. Rubinstein has served as Senior Vice President, General Counsel and Secretary of the Company since February 16, 2011. Prior to his joining the Company, and from July 2008, Mr. Rubinstein served as Senior Vice President, Law and Administration, and Secretary of Tropicana Entertainment, Inc. Prior to joining Tropicana Entertainment, Mr. Rubinstein held similar positions with other casino gaming companies, including as Senior Vice President and General Counsel for the Cosmopolitan Resort & Casino, Las Vegas, from 2006 through 2008, Wynn Resorts, Limited, from 2000 through 2006, and the Nevada properties of Caesars World, Inc., from 1992 through 2000, including

Caesars Palace, Caesars Tahoe, and the Desert Inn, during which time he oversaw the legal and regulatory affairs of the companies. Mr. Rubinstein began his career with the Las Vegas law firm of Lionel Sawyer & Collins after graduating magna cum laude with a Bachelor of Science from Duke University and receiving a J.D. from New York University School of Law. Mr. Rubinstein has been licensed or found suitable as an officer or key employee by gaming authorities in Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada and New Jersey.

        Loren D. Gill has served as Senior Vice President and Regional General Manager—Nevada since January 1, 2012. Prior to this appointment, he was Vice President and General Manager for Primm Valley Resorts since April 2011. Prior to his joining the Company and from February 2002, Mr. Gill served in various key leadership roles with Boyd Gaming Corp. Those roles included Director of Development of Borgata Hotel, Casino and Spa in Atlantic City, NJ, as well as Assistant General Manager of the Suncoast Hotel & Casino in Las Vegas, Vice President and General Manager of Sam's Town Shreveport, Louisiana and Vice President and General Manager of Par-A-Dice Casino Hotel in East Peoria, Illinois. Mr. Gill began his career in the gaming industry in 1995 as a President's Associate with Harrah's Entertainment, Inc. From 1999-2002, he served as Vice President of Service Operations for Harrah's New Orleans. Mr. Gill received a Bachelor of Science in Business from Eastern Illinois University and earned a Masters of Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University. He has been licensed or found suitable as a key employee by gaming authorities in Nevada, Illinois, and Louisiana.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation that are paid or awarded to, or earned by, our named executive officers, who consist of our principal executive officer, principal financial officer, and the three other most highly compensated executive officers. For fiscal 2013, our named executive officers were:

  •
  David D. Ross, Chief Executive Officer;

  •
  Donna Lehmann, current Senior Vice President, Chief Financial Officer and Treasurer and our former Senior Vice President, Finance;

  •
  John Christopher Krabiel, current Senior Vice President and Regional General Manager and our former Chief Financial Officer and Treasurer;

  •
  Marc H. Rubinstein, Senior Vice President, General Counsel and Secretary; and

  •
  Loren D. Gill, Senior Vice President and Regional General Manager.

  Executive Compensation Philosophy and Objectives

        Our compensation program was designed to promote and reward leadership and commitment, in addition to incentivizing performance improvement, with a focus on growth and productivity to drive financial performance. The main components of our executive compensation program includes base salary, annual cash bonus incentives, long-term equity based incentives and broad-based retirement, health and welfare employee benefits, subject to the terms and conditions of each benefit program. Our compensation program was designed to remain competitive with market practices, which is necessary to attract and retain talented executives.

  Compensation Program Design

        The Compensation Committee of our Board (the "Compensation Committee") has overall responsibility for the approval, evaluation and oversight of all our compensation plans, policies and programs. The fundamental responsibilities of the Compensation Committee are to (i) establish the goals, objectives and policies relevant to the compensation of our officers, and evaluate performance in light of those goals to determine compensation levels, (ii) approve and administer our incentive compensation plans, (iii) set compensation levels and make awards under incentive compensation plans that are consistent with our compensation principles and our performance, and (iv) review our disclosure relating to compensation. The Compensation Committee also has responsibility for evaluating compensation paid to our directors.

        Each year the Compensation Committee evaluates the performance of our named executive officers and makes determinations with respect to compensation, including base salary levels and targets under an incentive bonus compensation plan. In addition, the Compensation Committee annually reviews our incentive compensation plans and equity-based plans, administers and approves the granting of equity-based awards under such plans and exercises any duties specifically delegated to it under the terms of any such plan.

        At least annually, the Compensation Committee also reviews, approves and recommends to our Board, among other things, (i) the adoption of any non-equity-based incentive compensation plan for employees or consultants, (ii) the adoption of any employee retirement plan and other material employee benefit plans, (iii) compensation policies and practices for executives, management employees and employees generally as they relate to the Company's risk-management practices, and (iv) the level and type of perquisites and other personal benefits provided to the Company's executive officers, taking into account their levels of salary and other compensation, the value of similar benefits provided at comparable companies and the value of such benefits given to such officers in past years.

        In 2013, we held a stockholder advisory vote on the compensation of our named executive officers. 100% of the votes cast on the matter (excluding abstentions) approved the compensation of our named executive officers as disclosed in our 2013 proxy statement.

  Elements of Compensation Program

        Our compensation program for executive officers is primarily comprised of a base salary, annual cash incentive bonuses, equity-based incentive compensation and employee benefits broadly available to all employees. For further discussion regarding our equity-based compensation, see "—2011 Long-Term Incentive Plan."

        Base Salary.    The primary component of compensation of our executive officers is base salary. We provide each of our named executive officers and other employees with a base salary that we believe is competitive and that corresponds and fairly relates to their status and accomplishments, both professionally and within their industry. Base salary is also designed to provide our executive officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance. Individual base salaries are established based upon the executive officers' historical performance, anticipated future contributions to the Company, competitive compensation levels and other subjective factors.

        On February 24, 2012, the Compensation Committee, in connection with the termination of our executive health plan, approved a one-time, lump sum increase in base salary, effective May 1, 2012, for each executive who was a participant in the executive health plan at its termination, in order to help offset the added expense of paying health plan premiums. Such increase, which was applied to all of our named executive officers, approximated the premiums under the executive health plan that the Company would have paid the following year on such executive's behalf.

        In addition, pursuant to an amendment to Mr. Ross's employment agreement, on February 7, 2014, Mr. Ross's base salary was increased to $623,000, effective January 1, 2014 and through July 31, 2014. On December 20, 2012, Ms. Lehmann was appointed as our Senior Vice President, Chief Financial

Officer and Treasurer, effective as of January 1, 2013, and in connection with her appointment, we entered into an amendment to Ms. Lehmann's employment agreement, which sets Ms. Lehmann's base salary at $300,000. On February 25, 2014, we entered into a letter amendment with Ms. Lehmann that, among other things, increases Ms. Lehmann's base salary to $373,000, effective February 16, 2014. On November 1, 2013, we entered into an amendment to Mr. Krabiel's employment agreement in connection with Mr. Krabiel's change of position from Senior Vice President, Operations to Senior Vice President and Regional General Manager. Effective January 1, 2014, Mr. Krabiel's base salary was decreased to $288,000. On March 20, 2013, Mr. Rubinstein's base salary was increased to $362,498 pursuant to amendments to his employment agreement. On February 25, 2014, we further amended Mr. Rubinstein's employment agreement to, among other things, increase his base salary to $373,000, effective February 16, 2014. In connection with a change in title to Senior Vice President and Regional General Manager, on December 27, 2012, we entered into an amendment to Mr. Gill's employment agreement, pursuant to which his base salary was increased to $287,764.

        The base salaries paid to our named executive officers in fiscal year 2013 are set forth in the Summary Compensation Table below.

        Annual Incentives.    We offer annual incentive awards for our executive officers and certain management employees, in the form of cash bonuses. Our Chief Executive Officer's annual cash bonus is based on achievement of targeted earnings before interest, taxes, depreciation, amortization and restructuring expenses, or "EBITDA," as outlined in his employment agreement. Other executive officers and management employees are eligible for annual cash bonuses under our incentive plan. The incentive plan is divided into two components—one based on achieving targeted EBITDA and the other based on an evaluation of key performance metrics applicable and tailored to each individual's job and responsibilities. For all of our named executive officers except Mr. Ross, the target incentive award is a percentage of the participant base salary which is then allocated 60% to achievement of the EBITDA-based component and 40% to the achievement of the individual key performance metrics, all as established at the beginning of the fiscal year. Mr. Ross's target incentive award is allocated 100% to achievement of EBITDA goals. In 2013, our Chief Executive Officer and/or board of directors established the target percentage amounts for the cash bonuses for each of our named executive officers. For fiscal year 2013, our named executive officers were each eligible to receive annual cash bonuses up to 50% of their fiscal year 2013 base salaries, except that Mr. Ross was eligible to receive an annual cash bonus of up to 75% of his fiscal year 2013 base salary. Each participant's achievement of the individual key performance metrics is documented in a performance appraisal prepared at the end of the fiscal year for calculation of cash bonus earned under the incentive plan. Each of our named executive officers earned a cash bonus in the amount set forth in the Summary Compensation Table.

        Equity-Based Incentive Compensation.    Our named executive officers are eligible to receive long-term incentive compensation in the form of equity-based awards issued pursuant to the Company's 2011 Long Term Incentive Plan, or the "2011 LTIP." For further information about the 2011 LTIP, we refer you to the complete copy of the 2011 LTIP, which we have filed as Exhibit 10.44 attached to our Annual Report on Form 10-K for the year ended December 31, 2012. Generally, the 2011 LTIP provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units ("RSUs") and other stock based awards. The 2011 LTIP is administered by our Compensation Committee. Among the Compensation Committee's powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the 2011 LTIP or any award agreement, amend the terms of outstanding awards and adopt such rules, forms, instruments and guidelines for administering the 2011 LTIP as it deems necessary or proper. All actions, interpretations and determinations by the Compensation Committee or by our Board of Directors are final and binding. The Compensation Committee may grant awards under the 2011 LTIP that are contingent upon the achievement of performance goals.

        The purpose of the 2011 LTIP and the equity-based incentive compensation issued thereunder is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities. We believe that equity-based compensation is an important component of our executive compensation program and that providing a significant portion of our executive officers' total compensation package in equity-based compensation aligns the incentives of our executives with the interests of our stockholders and with our long-term corporate success. Additionally, we believe that equity-based compensation awards enable us to attract, motivate, retain and adequately compensate executive talent. Toward these ends, we have awarded equity-based compensation in the form of restricted stock and options.

        On February 15, 2013, we granted Mr. Rubinstein 10,714 shares of restricted stock, which vest ratably on each of January 1, 2014, January 1, 2015, and January 1, 2016 based on his continued service. In lieu of a restricted stock award grant, Ms. Lehmann was granted a cash-based award that will be paid in three equal installments on each of January 1, 2014, January 1, 2015, and January 1, 2016 based on her continued service. The Compensation Committee determined the applicable size of such grants for our named executive officers after considering the executive officer's current position with our company, the size of their total compensation package and the amount of existing vested and unvested equity awards, if any, then held by the employee.

        Other Benefits.    In order to attract, retain and pay market levels of compensation, we aimed to provide benefits to our named executive officers that are consistent with market practices. These market practices are reviewed by the Compensation Committee based on a survey of current compensation trends in the market. The market practices include broad-based retirement, health and welfare employee benefits, subject to the terms and conditions of each benefit program. The Company's named executive officers are eligible to participate in these benefits on the same basis as other full-time employees. In addition, the Company provides the Chief Executive Officer with an automobile allowance. This perquisite is provided because the Company's Southern Nevada properties are geographically distant from one another and the cost represents a small fraction of the total compensation of our Chief Executive Officer. Automobile allowance payments are included in All Other Compensation in the Summary Compensation Table below.

  Employment Agreements and Severance and Change in Control Benefits

        We have entered into an employment agreement that contains severance benefits and change in control provisions with each of our named executive officers, the terms of which are described under the heading "—Potential Payments Upon Termination or Change in Control." We believe these severance and change in control benefits are essential elements of our executive compensation package and assist us in recruiting and retaining talented individuals.

Summary Compensation Table

        The following table sets forth information regarding compensation for our named executive officers for services rendered for the three fiscal years ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation	Restricted Stock Compensation(1)		Stock Option Compensation(1)	All Other Compensation ($)(2)	Total ($)
David D. Ross	2013	$602,246	—	—			$26,000	$630,246
Chief Executive Officer	2012	$602,776	$390,030	—			$26,000	$1,018,806
	2011	$600,000	$450,000	$3,100,000	(3)		$26,000	$4,176,000
Donna Lehmann	2013	$308,402	$61,911	—			—	$370,313
Senior Vice President, Chief	2012	$256,248	$142,698	$75,000			—	$473,946
Financial Officer and Treasurer	2011	$249,038	$150,000			$75,004	—	$474,042
John Christopher Krabiel	2013	$327,216	$105,505	—			—	$432,721
Senior Vice President, Operations	2012	$320,830	$129,464	$100,000			—	$550,294
	2011	$242,307	$150,000			$100,001	—	$492,308
Marc H. Rubinstein	2013	$362,498	$72,500	$149,996			—	$584,994
Senior Vice President, General	2012	$358,172	$175,812	$100,000			—	$633,984
Counsel and Secretary	2011	$302,885	$179,972			$100,001	—	$582,858
Loren Gill	2013	$288,176	$57,553	—			—	$285,734
Senior Vice President,	2012	$255,018	$141,205	—		$75,000	—	$471,223
Regional General Manager	2011	$252,951	$87,329	—		$75,004	—	$415,284

(1)
The ultimate values of the options and shares of restricted stock awards to the executives generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised. Further detail surrounding equity grants including stock options and shares of restricted stock awarded, exercise or base price, grant date fair value, and vesting schedules are included in the Equity Compensation Awards Table.

(2)
The "All Other Compensation" column for 2011, 2012 and 2013 is comprised of automobile allowances paid to our named executive officers.

(3)
Half of Mr. Ross's stock option and shares of restricted stock grants vest ratably over three years based on continued service. The other half of both grants vest based upon specific performance targets set forth by the Committee. In 2012, 4,333 shares of restricted stock and 4,333 options were forfeited resulting in a reduction of $67,161 in compensation expense as of the date of forfeiture of the previously awarded shares of restricted stock and options based upon partial achievement of performance targets tied to the award grants. In 2013, 33,340 shares of restricted stock and 33,340 options were forfeited resulting in a reduction of $480,429 in compensation expense as of the date of forfeiture of the previously awarded shares of restricted stock and options based upon partial achievement of performance targets tied to the award grants.

Grant of Plan-Based Awards in 2013

        The following table sets forth information regarding each grant of an award made to our named executive officers during the fiscal year ended December 31, 2013.

Name	Grant Date	Award Type	Equity Awarded	Exercise or Base Price	Total Value of Equity Awards
Marc H. Rubinstein(1)	2/15/13	Restricted Stock	10,714	$14.00	$149,996

(1)
shares of restricted stock vest ratably over each of January 1, 2014, January 1, 2015 and January 1, 2016.

 Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information with respect to outstanding equity awards of our named executive officers as of December 31, 2013 with respect to the named executive officer. The market value of the shares in the following table is the fair value of such shares at December 31, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
David D. Ross	162,327	—		$10.00	03/30/16	—		$—
Donna Lehmann	9,090	4,546	(1)	10.00	03/30/16	4,879	(6)	56,645
John Christopher Krabiel	12,120	6,062	(2)	10.00	03/30/16	6,505	(7)	75,523
Marc H. Rubinstein	12,120	6,062	(3)	10.00	03/30/16	17,219	(8)	199,913
Loren D. Gill	9,090	4,546	(4)	10.00	04/20/16	—		—
Loren D. Gill	4,223	8,446	(5)	10.25	02/24/17	—		—

(1)
Ms. Lehmann's outstanding options vested on January 3, 2014.

(2)
Mr. Krabiel's outstanding options vested on January 3, 2014.

(3)
Mr. Rubinstein's outstanding options vested on January 3, 2014.

(4)
4,546 of Mr. Gill's unvested options will vest on April 20, 2014.

(5)
4,223 of Mr. Gill's unvested options will vest on each of February 24, 2014 and February 24, 2015.

(6)
2,439 of Ms. Lehmann's unvested shares of restricted stock vested on January 1, 2014, and the remaining 2,440 shares will vest on January 1, 2015.

(7)
3,252 shares of Mr. Krabiel's unvested shares of restricted stock vested on January 1, 2014, and the remaining 3,253 shares will vest on January 1, 2015.

(8)
6,823 shares of Mr. Rubinstein's unvested shares of restricted stock vested on January 1, 2014, 6,824 additional shares will vest on January 1, 2015, and the remaining 3,572 shares will vest on January 1, 2016.

Option Exercises and Stock Vested in Fiscal 2013

        The following table provides information for the named executive officers on stock option exercises and sales of vested stock options during the year ended December 31, 2013, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and awards that vested during the same period.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David D. Ross	—	$—	33,340	$387,077
Donna Lehmann	—	—	—	—
John Christopher Krabiel	—	—	—	—
Marc H. Rubinstein	—	—	—	—
Loren D. Gill	—	—	—	—

Potential Payments Upon Termination or Change in Control

        The information below describes and quantifies certain compensation that would become payable under Ms. Lehmann's and Messrs. Ross's, Krabiel's, Rubinstein's and Gill's employment agreements if, as of December 31, 2013, their employment with us had been terminated. All benefits provided for below have been revised, if applicable, to reflect the corresponding change to the form of such benefit pursuant to the conversion of the Company from a limited liability company to a corporation. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

  David D. Ross

        On January 11, 2011, we entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement (collectively, "Ross Employment Agreements") with Mr. Ross in connection with Mr. Ross's appointment as our Chief Executive Officer on January 7, 2011. Pursuant to the Ross Employment Agreements, we agreed to employ Mr. Ross for a three year term with an effective commencement date of December 31, 2010. The Ross Employment Agreements provide for a base salary of $600,000 per year, and an annual bonus of up to 150% of base salary based on our actual performance with respect to specified objectives for the applicable fiscal year. Under the 2011 LTIP, Mr. Ross has been granted options to purchase a number of common shares of the Company equal to one percent (1%) of the outstanding common stock of the Company and a number of shares of restricted stock of the Company equal to one percent (1%) of the outstanding common stock of the Company. The stock options and shares of restricted stock vest in equal installments on each of the three anniversaries of the effective date of Mr. Ross's employment offer letter agreement, with 50% of the stock options and shares of restricted stock vesting based on performance objectives and 50% of the stock options and shares of restricted stock vesting based on Mr. Ross's continued service with the Company. The Ross Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including payment of an automobile allowance in the amount of $2,167.00 per month for Mr. Ross during the term of his employment. On February 7, 2014, we entered into an executive agreement with Mr. Ross extending his term of employment through July 31, 2014 (the "Ross Amendment"). Effective January 1, 2014 and through July 31, 2014, Mr. Ross's base salary was set at $623,000 per year pursuant to the Ross Amendment. Pursuant to the terms of the Ross Amendment, in consideration for extending the duty of loyalty agreement through February 1, 2015, Mr. Ross will also receive $261,500 prior to December 31, 2014.

        Pursuant to the Ross Employment Agreements in effect on December 31, 2013, however, in the event of termination of the Ross Employment Agreements by the Company for "cause", or by Mr. Ross due to death, disability or resignation, the Ross Employment Agreements provide that he will receive (i) earned but unpaid base salary, (ii) accrued and unused vacation days, (iii) reimbursement for incurred but unpaid expenses, and (iv) vested rights to other benefits (the benefits in the foregoing clauses (i)—(iv), the "Termination Payments"). In the event of termination of the Ross Employment Agreement by the Company without "cause" or by Mr. Ross for "good reason," the Ross Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary through December 31, 2013, (c) continued medical coverage under the Company's group medical plan through December 31, 2013 and (d) accelerated vesting of his stock options and shares of restricted stock. One hundred percent (100%) of Mr. Ross's unvested stock options and shares of restricted stock that vest based on his continued employment with the Company will immediately become fully vested if the Ross Employment Agreements are terminated by the Company without "cause" or by Mr. Ross for "good reason". Additionally, if Mr. Ross is terminated by the Company without "cause" or by Mr. Ross for "good reason" prior to the end of the term, the Ross Employment

Agreements provide that he will also be entitled to (i) any bonus payable pursuant to the Ross Employment Agreements for the calendar year in which the termination occurs if the specified objectives established for the calendar year are met as of December 31 of that year and (ii) if Mr. Ross is determined to have earned the bonus with respect to the calendar year in which termination occurs, then one hundred percent (100%) of his then unvested stock options and shares of restricted stock that would have vested based on the performance objectives with respect to such calendar year will become fully vested.

        "Cause" is defined in the Ross Employment Agreements as: (i) the indictment of, or formal charge against, Mr. Ross for any felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; or Mr. Ross's admission of having engaged in the same; (ii) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of the Company reimbursing the Company for a loss due to the wrongful act, or wrongful omission to act, of Mr. Ross; (iii) Mr. Ross's failure to obey the reasonable and lawful orders of the Board; (iv) Mr. Ross's misconduct or gross negligence in the performance of, or willful disregard of, his duties and responsibilities to the Company; (v) the denial, revocation or suspension of a license, qualification or certificate of suitability to Mr. Ross by any Gaming Authority or the reasonable likelihood that the same will occur; (vi) Mr. Ross's refusal to submit to, or testing positive for unlawful substances as a result of, random drug testing, and/or (vii) any action or failure to act by Mr. Ross that the Company reasonably believes, as a result of a communication or action by any Gaming Authority or on the basis of the Company's consultations with its gaming counsel and/or other professional advisors, will likely cause any Gaming Authority to: (A) fail to license, qualify and/or approve the Company to own and operate a gaming business; (B) grant any such licensing, qualification and/or approval only upon terms and conditions that are unacceptable to the Company; (C) significantly delay any such licensing, qualification and/or approval process; or (D) revoke or suspend any existing license.

        "Good reason" is defined in the Ross Employment Agreements as the occurrence of any of the following without Mr. Ross's consent: (i) a material diminution in his duties as contemplated by the agreement, (ii) a material reduction in his base salary, or (iii) the relocation by the Company of his place of employment to more than fifty (50) miles from the Company's headquarters in Las Vegas, Nevada; provided, however, that Mr. Ross shall give written notice to the Company of the applicable event within ninety (90) days of the occurrence thereof, and the Company shall have a period of thirty (30) business days after receipt of such notice to cure the event, and in the event of cure (or the commencement of steps reasonably designed to result in prompt cure), Mr. Ross's assertion of Good Reason shall be null and void.

        Mr. Ross has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to, not divulging confidential information, assigning all intellectual property conceived or developed by Mr. Ross during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Ross cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area for a period through February 1, 2015, though we note that prior to the Ross Amendment, such period extended for at least twelve months after the termination of his employment with the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Chief Executive Officer in the event of: (i) a termination by the Company for cause or by Mr. Ross without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Ross for good reason. Because the specified term in the Ross Employment Agreements ended on December 31, 2013, Mr. Ross would not be entitled to any amounts under the Ross Employment Agreements if he had been terminated on such date. In addition, we note that the Ross Amendment specifically eliminated Mr. Ross's right to any severance payments under the Ross Employment Agreements in effect on December 31, 2013.

	Termination for Cause or Without Good Reason	Death or Disability	Termination without Cause or for Good Reason following a Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	—	—	—	—
Car allowance	—	—	—	—
Bonus	—	—	—	—
Medical Benefits	—	—	—	—

Total	—	—	—	—

  Donna Lehmann

        On January 11, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement, as amended on May 6, 2011, October 31, 2011, December 27, 2012, and February 25, 2014 (as amended and collectively, the "Lehmann Employment Agreements") with Ms. Lehmann in connection with Ms. Lehmann's initial appointment as Senior Vice President and Chief Financial Officer, her subsequent appointments as Senior Vice President, Finance and then Senior Vice President, Chief Financial Officer, and Treasurer. Pursuant to the Lehmann Employment Agreements, the Company has agreed to employ Ms. Lehmann through February 14, 2015 with an effective commencement date of December 31, 2010. The Lehmann Employment Agreements provide for a base salary of $250,000 per year, though as of January 1, 2014 her base salary was increased to $340,000 and effective February 16, 2014, her base salary was increased to $373,000. She is entitled to an annual bonus of no less than 20% and up to 50% of her base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year and (ii) Ms. Lehmann's performance. The Lehmann Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including reimbursement for Ms. Lehmann's professional education and CPA licensing fees during the term of her employment. The December 20, 2012 amendment to the Lehmann Employment Agreements, entered into in connection with Ms. Lehmann's appointment as our Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 1, 2013, increased Ms. Lehmann's annual base salary by $50,000. In connection with her February 25, 2014 amendment, Ms. Lehmann was also provided a stay-on bonus of $75,000, payable on February 15, 2015, provided that she is still employed by the Company at such time (the "Stay Bonus").

        In the event of termination of the Lehmann Employment Agreements by the Company for "cause" as defined in the Ross Employment Agreement, or by Ms. Lehmann due to death, disability or resignation, the Lehmann Employment Agreements provide that she will receive Termination Payments (as defined above). In the event of termination of the Lehmann Employment Agreements by the Company without "cause", the Lehmann Employment Agreements provide that she will receive (a) the Termination Payments, (b) the continued payment of her base salary for the greater of six months or until February 15, 2015, (c) continued medical coverage under the Company's group medical plan for the period of salary continuation; and (d) a prorated portion of (i) the Stay Bonus and (ii) the minimum 20% portion of her bonus. We note that the benefits described for in (d)(i) were provided in the February 25, 2014 amendment and are not reflected in the table below.

        Pursuant to the Lehmann Employment Agreements, Ms. Lehmann has agreed to certain restrictive covenants during the term of her employment and for specified periods following termination, including but not limited to, not divulging confidential information, assigning all intellectual property conceived or developed by Ms. Lehmann during the term of her employment, noninterference with business relationships, noncompetition and nonsolicitation. Ms. Lehmann cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Ms. Lehmann is employed with or receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President, Chief Financial Officer and Treasurer in the event of: (i) a termination by the Company for cause or by Ms. Lehmann voluntarily; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Ms. Lehmann for good reason. The amounts shown assume that specified event was effective as of December 31, 2013. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or by Executive	Death or Disability	Termination without Cause following a Change in Control	Termination Without Cause
Cash severance base salary	—	—	$309,556.20	$309,556.20
Bonus	—	—	61,911.20	61,911.20
Medical Benefits(1)	—	13,453.08	13,453.08	13,453.08

Total	—	$13,453.08	$384,920.28	$384,920.28

(1)
Ms. Lehmann would continue to receive Company paid health benefits for six months if terminated without cause, due to disability or a change in control.

  John Christopher Krabiel

        On January 21, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement, as amended on March 23, 2012 and November 1, 2013 (as amended and collectively, the "Krabiel Employment Agreements") with Mr. Krabiel in connection with Mr. Krabiel's appointment, effective June 18, 2013, to the position of Senior Vice President and Regional General Manager. Pursuant to the Krabiel Employment Agreements, the Company agreed to employ Mr. Krabiel through December 31, 2015. The Krabiel Employment Agreements, as amended most recently, provide for a base salary of $288,000 per year, and an annual bonus of at least 20% of his base salary and up to 50% of his base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year and (ii) Mr. Krabiel's performance.

        In the event of termination of the Krabiel Employment Agreements by the Company for "cause", or by Mr. Krabiel due to death, disability or resignation, the Krabiel Employment Agreements provide that he will receive Termination Payments (as defined above). In the event of termination of the Krabiel Employment Agreements by the Company without "cause", the Krabiel Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary until the lesser of (i) six months from the date of termination or (ii) January 10, 2015, (c) continued medical coverage under the Company's group medical plan for six months and (d) the guaranteed 20% bonus payable to him pursuant to the Krabiel Employment Agreements.

        "Cause" is defined in the Krabiel Employment Agreements as: (i) the indictment of, or formal charge against, the executive for any felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; (ii) the confession by the executive of embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; (iii) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of the Company reimbursing the Company for a loss due to the wrongful act, or wrongful omission to act, of the executive; (iv) the executive's failure to obey the reasonable and lawful orders of the board or directors of the Company or the Company's Chief Executive Officer, (v) the executive's misconduct or gross negligence in the performance of, or willful disregard of, his duties and responsibilities to the Company; (vi) the denial, revocation or suspension of a license, qualification or certificate of suitability to the executive by any Gaming Authority (as defined in the employment agreements) or the reasonable likelihood that the same will occur; (vii) the executive's refusal to submit to, or testing positive for unlawful substances as a result of, random drug testing, and/or (viii) any action or failure to act by the executive that the Company reasonably believes, as a result of a communication or action by any Gaming Authority or on the basis of the Company's consultations with its gaming counsel and/or other professional advisors, will likely cause any Gaming Authority to: (A) fail to license, qualify and/or approve the Company to own and operate a gaming business; (B) grant any such licensing, qualification and/or approval only upon terms and conditions that are unacceptable to the Company; (C) significantly delay any such licensing, qualification and/or approval process; or (D) revoke or suspend any existing license.

        Pursuant to the Krabiel Employment Agreements, Mr. Krabiel has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to, not divulging confidential information, assigning all intellectual property conceived or developed by Mr. Krabiel during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Krabiel cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Mr. Krabiel is employed with or receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President and Regional General Manager, Operations in the event of: (i) a termination by the Company for cause or by Mr. Krabiel voluntarily; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause. The amounts shown assume that specified event was effective as of December 31, 2013. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or by Executive	Death or Disability	Termination without Cause following a Change in Control	Termination Without Cause
Cash severance base salary	$—	$—	$168,134.70	$168,134.70
Bonus	—	—	105,504.71	105,504.71
Medical Benefits(1)	—	9,463.14	9,463.14	9,463.14

Total	$—	$9,463.14	$283,102.55	$283,102.55

(1)
Mr. Krabiel would continue to receive Company paid health benefits for six months if terminated without cause, due to disability or a change in control.

  Marc H. Rubinstein

        On February 4, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement, as amended on March 20, 2013 and February 25,

2014 (as amended and collectively, the "Rubinstein Employment Agreements") with Mr. Rubinstein in connection his appointment as Senior Vice President, General Counsel and Secretary. Pursuant to the Rubinstein Employment Agreements, the Company has agreed to employ Mr. Rubinstein through February 16, 2015. The Rubinstein Employment Agreements provide for a base salary of $362,498, though such amount was increased to $373,000, effective February 16, 2014, when Mr. Rubinstein was also provided an additional discretionary bonus of $75,000, and an option to purchase $150,000 of our common stock. The Rubinstein Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally, including reimbursement for Mr. Rubinstein's continuing professional education and bar licensing fees and association dues during the term of his employment.

        In the event of termination of the Rubinstein Employment Agreements by the Company for "cause" (as defined in the Ross Employment Agreements), or by Mr. Rubinstein due to death, disability or resignation, the Rubinstein Employment Agreements provide that he will receive Termination Payments (as defined above). In the event of termination of the Rubinstein Employment Agreements by the Company without "cause" or by Mr. Rubinstein for "good reason" as defined in the Ross Employment Agreement, the Rubinstein Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary until the later of six months after termination or the end of the employment term, (c) continued medical coverage under the Company's group medical plan for the period of salary continuation, and (d) a pro-rated portion of the guaranteed 20% bonus payable to him pursuant to the Rubinstein Employment Agreements.

        Pursuant to the Rubinstein Employment Agreements, Mr. Rubinstein has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to, not divulging confidential information, assigning all intellectual property conceived or developed by Mr. Rubinstein during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Rubinstein cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Mr. Rubinstein is employed with or receiving severance payments from the Company.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President, General Counsel and Secretary in the event of: (i) a termination by the Company for cause or by Mr. Rubinstein without good reason; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause or by Mr. Rubinstein for good reason. The amounts shown assume that specified event was effective as of December 31, 2013. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause or Without Good Reason	Death or Disability	Termination without Cause or for Good Reason following a Change in Control	Termination Without Cause or for Good Reason
Cash severance base salary	—	—	$362,498.00	$362,498.00
Bonus	—	—	72,499.60	72,499.60
Medical Benefits(1)	—	$18,926.88	18,926.28	18,926.28

Total	—	$18,926.88	$453,923.88	$453,923.88

(1)
Mr. Rubinstein would continue to receive Company paid health benefits for the period of salary continuation if terminated without cause or for good reason, due to disability or a change in control.

  Loren Gill

        On March 15, 2011, the Company entered into an employment offer letter agreement, executive severance agreement and duty of loyalty agreement with Mr. Gill in connection with Mr. Gill's appointment as Vice President and Regional Manager. On December 27, 2012 in connection with his promotion to Senior Vice President and Regional General Manager, the Company entered into an amendment to the employment offer letter agreement, executive severance agreement and duty of loyalty agreement (as amended, collectively, the "Gill Employment Agreements"). Pursuant to the Gill Employment Agreements, the Company agreed to employ Mr. Gill through December 31, 2014. The Gill Employment Agreements now provide for a base salary of $287,764 per year, and an annual bonus of at least 20% of his base salary and up to 50% of his base salary determined based on (i) the Company's actual performance with respect to specified objectives for the applicable fiscal year, and, (ii) Mr. Gill's performance. Mr. Gill will be permitted to participate in the 2011 LTIP. The Gill Employment Agreements also provide certain other benefits and perquisites in addition to those made available to the Company's management generally.

        In the event of termination of the Gill Employment Agreements by the Company for "cause", (as defined in the Ross Employment Agreements) or by Mr. Gill due to death, disability or resignation, the Gill Employment Agreements provide that he will receive Termination Payments (as defined above). In the event of termination of the Gill Employment Agreements by the Company without "cause", the Gill Employment Agreements provide that he will receive (a) the Termination Payments, (b) the continued payment of his base salary for the lesser of (i) the remainder of his employment term and (ii) six (6) months following termination, (c) continued medical coverage under the Company's group medical plan for the salary continuation period specified in (b) (provided that he does not become eligible for coverage through any other entity) and (d) the guaranteed 20% bonus payable to him pursuant to the Gill Employment Agreements.

        Pursuant to the Gill Employment Agreements, Mr. Gill has agreed to certain restrictive covenants during the term of his employment and for specified periods following termination, including but not limited to, not divulging confidential information, assigning all intellectual property conceived or developed by Mr. Gill during the term of his employment, noninterference with business relationships, noncompetition and nonsolicitation. Mr. Gill cannot engage in competition with the Company or own any interest in or perform any services for any business engaged in competition with the Company in the specified restricted area during any period in which Mr. Gill is employed with or receiving severance payments from the Company and the twelve (12) month period thereafter.

        The table below provides an estimate of the value of the compensation and benefits due to our Senior Vice President and Regional General Manager in the event of: (i) a termination by the Company for cause or voluntarily by Mr. Gill; (ii) death or disability; (iii) a change in control; or (iv) a termination by the Company without cause. The amounts shown assume that specified event was effective as of December 31, 2013. The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Termination for Cause by Executive	Death or Disability	Termination without Cause following a Change in Control	Termination Without Cause
Cash severance base salary	$—	$—	$143.882.00	$287,764.00
Bonus	—	—	57,552.80	57,552.80
Medical Benefits(1)	—	$6,726.54	6,726.54	6,726.54

Total	$—	$6,726.54	$208,161.34	$352,043.34

(1)
Mr. Gill would continue to receive Company paid health benefits for the period of salary continuation if terminated without cause, due to disability or a change in control.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is currently comprised of Mr. Benninger, Mr. Parisi and Mr. Fine, with Mr. Benninger serving as Chairman. Mr. Benninger was appointed to serve on the Compensation Committee in January 2011. Each of Mr. Fine and Mr. Parisi were appointed to serve on the Compensation Committee in July 2013. Don R. Kornstein, who tendered his resignation from the Board of Directors on January 3, 2014, effective immediately, also served on the Compensation Committee during the entirety of fiscal 2013. During fiscal year 2013, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of our Compensation Committee. None of these individuals are current or former officers or employees of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis set forth above with management of the Company. Based upon such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

        Submitted by:

  Compensation Committee

  Thomas M. Benninger—Chairman
   Randall A. Fine
  Richard S. Parisi

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the preceding report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or incorporated by reference into any filing except to the extent the foregoing report is specifically incorporated by reference therein.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pre-Approval of Services

        Before the independent registered public accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent, as defined by SEC rules, the authority to grant pre-approvals, provided such pre-approvals are presented to the Audit Committee at a subsequent meeting.

        (a)   Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company's engagement of the independent registered public accountants, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act of 1934, as amended (the "Exchange Act") to the Company's management.

        (b)   Pre-approval of a non-audit service to be performed by the independent registered public accountants of the Company shall be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

Audit Fees

        The independent registered public accounting firm of the Company from the beginning of fiscal year 2013 through August 19, 2013 was PricewaterhouseCoopers LLP. All PricewaterhouseCoopers LLP services were approved in advance by the Audit Committee. The following table shows the aggregate fees paid or accrued by use for audit and other services provided by PricewaterhouseCoopers LLP during 2013 and 2012.

Fee Type	2013	2012
Audit(1)	$349,067	$696,570
Audit-related(2)	236,690	330,738
Tax(3)	52,950	51,506

Total	$638,707	$1,078,814

(1)
Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, regulatory audits and work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, reviews of documents filed with the SEC and work related to debt and other securities offerings.

(2)
Audit-related fees consist of services provided in connection with consulting on technical accounting matters, review of valuation services and certain other audit-related consultation services.

(3)
Tax fees consist of tax compliance services, including services provided in connection with certain federal and state tax matters and Internal Revenue Service examination support services and tax consultations and planning services.

        The independent registered public accounting firm of the Company during the period from August 21, 2013 through December 31, 2013 was Ernst & Young LLP. All Ernst & Young LLP services were approved in advance by the Audit Committee. The following table shows the aggregate fees paid or accrued by use for audit and other services provided by Ernst & Young LLP during the period from August 21, 2013 through December 31, 2013.

Fee Type	2013	2012
Audit(1)	$657,107	—
Audit-related(2)	170,620	—
Tax(3)	44,000	—

Total	$871,727

(1)
Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, regulatory audits and work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, reviews of documents filed with the SEC and work related to debt and other securities offerings.

(2)
Audit-related fees consist of services provided in connection with consulting on technical accounting matters, review of valuation services and certain other audit-related consultation services.

(3)
Tax fees consist of tax compliance services, including services provided in connection with certain federal and state tax matters and Internal Revenue Service examination support services and tax consultations and planning services.

 PROPOSAL TWO—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Board, upon the recommendation of its Audit Committee, has ratified the selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for fiscal year 2014, subject to ratification by the Company's Stockholders.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

        The Company is asking its Stockholders to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm. Although ratification is not required by the Company's Articles of Incorporation, Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to the Company's Stockholders for ratification because the Company values its Stockholders' views on the Company's independent registered public accounting firm and as a matter of good corporate practice. In the event that the Company's Stockholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.

SECURITY OWNERSHIP

        The following table sets forth certain information with regard to the beneficial ownership of our Common Stock as of April 1, 2014 for (i) each person who owned beneficially more than 5% of our Common Stock, which comprise our outstanding voting securities, (ii) each member of our Board of Directors, (iii) each of our "named executive officers" identified in "Compensation Discussion & Analysis" and (iv) all of the members of our Board of Directors and executive officers as a group. The address of each member of our Board of Directors and each of our "named executive officers" is c/o Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Beneficial ownership is determined in accordance with the rules of the SEC. Securities that may be beneficially acquired within 60 days of April 1, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. The applicable percentage of beneficial ownership is based on 20,243,262 shares of Common Stock outstanding as of April 1, 2014. Except as otherwise indicated, each such person has sole voting and dispositive power with respect to the Common Stock shown as beneficially owned by it.

	Number of Common Stock	Percentage of Outstanding Common Stock
Entities affiliated with Z Capital Partners, L.L.C.(1)	6,782,277	33.5%
Entities affiliated with SPH Manager, LLC(2)	5,082,992	25.1%
Entities affiliated with Spectrum Group Management, LLC(3)	2,003,959	9.9%
Entities affiliated with Highland Capital Management LP(4)	1,231,297	6.1%
Entities affiliated with Courage Capital Management, LLC(5)	1,191,327	5.9%
David D. Ross(6)	162,327	0.8%
Thomas M. Benninger(7)	8,265	*
Matthew A. Doheny	5,165	*
Randall A. Fine	5,165	*
Eric V. Tanjeloff	5,165	*
Marc H. Rubinstein(8)	20,471	*
John Christopher Krabiel(9)	9,757	*
Donna Lehmann(10)	7,318	*
Loren D. Gill(11)	—	*
Richard S. Parisi(12)	—	*
All executive officers and directors as a group (10 persons)	228,779	1.1%

*
Indicates less than 1%.

(1)
The address of Z Capital Partners, L.L.C. ("Z Capital") is Two Conway Park, 150 Field Drive, Suite 300, Lake Forest, IL 60045. Includes shares that may be deemed to be indirectly beneficially owned by Z Capital Special Situations Adviser, L.P. ("Special Adviser"), as the investment adviser of certain private funds; Z Capital Partners, L.L.C. ("Z Capital"), as the general partner of Special Adviser; Zenni Holdings, LLC ("Zenni Holdings"), as the managing member of Z Capital; and James J. Zenni ("Mr. Zenni"), as the President of Z Capital and the sole owner of Zenni Holdings. Also includes shares that may be deemed to be indirectly beneficially owned by Z Capital Special Situations Fund GP, L.P. ("Special GP"), as the manager of certain private funds; Z Capital Special Situations Fund UGP, L.L.C. ("Special UGP"), as the general partner of Special GP; Z Capital, as the managing member of Special UGP; Zenni Holdings, as the managing member of Z Capital; and Mr. Zenni, as the President of Z Capital and the sole owner of Zenni Holdings. Each of Z Capital, Zenni Holdings, Mr. Zenni, Special Adviser, Special GP and Special

  UGP declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company, or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(2)
The address of SPH Manager, LLC ("SPH Manager") is c/o Silver Point Capital, L.P., 2 Greenwich Plaza, Greenwich, CT 06830. SPH Manager is the manager of SPH Investment, LLC ("SPH Investment"), an entity that holds an investment in the Common Stock. Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, Ltd. (together, the "Funds") directly or indirectly hold non-voting equity interests in SPH Investment and, as a result, hold an economic interest in the Common Stock. SPH Manager holds the voting equity interests in, and is the manager of, SPH Investment and, as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by SPH Investment on behalf of the Funds. Messrs. Edward A. Mulé and Robert J. O'Shea are the sole members and sole managing members of SPH Manager and, as a result, hold voting control over, and may be deemed to be the beneficial owners of, the Common Stock held by SPH Investment on behalf of the Funds. Each of SPH Manager, SPH Investment, the Funds, Mr. Mulé and Mr. O'Shea declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company, or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(3)
The address of Spectrum Investment Partners, L.P. ("Spectrum") is 1250 Broadway, 19th Floor, New York, New York 10001. Spectrum Group Management LLC ("Spectrum Management") acts as the investment manager for Spectrum and may be deemed to have voting and dispositive power over the Common Stock held for Spectrum. Mr. Jeffrey A. Schaffer is the sole member of Spectrum Management and controls its affairs, and as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by Spectrum.

(4)
The address of Highland Capital Management, L.P. ("Highland") is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Highland acts as an investment adviser to, and manages investment and trading accounts of, other persons and may be deemed, through investment advisory contracts or otherwise, to beneficially own securities owned by other persons. Strand Advisors, Inc. is the general partner of Highland and may be deemed to beneficially own securities owned by Highland. James D. Dondero is the President and a director of Strand Advisors, Inc. and may be deemed to beneficially own securities owned by Strand Advisors, Inc. Each of Highland, Strand Advisors, Inc. and Mr. Dondero declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company, or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company. Highland disclaims beneficial ownership by private funds advised by Highland Capital Management, L.P, its general partner, Strand Advisors, Inc. and Strand Advisors, Inc.'s President, James D. Dondero.

(5)
The address of Courage Capital Management, LLC ("Courage Capital") is 4400 Harding Road, Suite 503, Nashville, Tennessee 37205. Courage Capital is the investment adviser to Courage Credit Opportunities Fund II, L.P. ("Courage Credit") and has voting and dispositive power over the Common Stock held by Courage Credit. Courage Investments Inc. ("Courage Investments") is the General Partner of Courage Credit and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Mr. Richard C. Patton is the founder and Chief Investment Officer of Courage Capital and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Each of Courage Capital, Courage Investments, Courage Credit and Mr. Patton declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company, or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(6)
David D. Ross also has vested options for 162,327 shares.

(7)
Mr. Benninger is a managing general partner of the manager of the holder of the Common Stock, Global Leveraged Capital Credit Opportunity Fund I, LLC ("GLC"), and, as a result, may be deemed to beneficially own the 46,878 shares of Common Stock owned by GLC. Mr. Benninger disclaims beneficial ownership of the Common Stock owned by GLC, except to the extent of his indirect pecuniary interest therein.

(8)
Marc H. Rubinstein also has vested options for 18,182 shares.

(9)
John Christopher Krabiel also has vested options for 18,182 shares.

(10)
Donna Lehmann also has vested options for 13,636 shares.

(11)
Loren D. Gill has vested options for 17,536 shares and unvested options for 4,546 shares that vest on April 20, 2014.

(12)
Mr. Parisi is a Senior Investment Analyst of the manager of the holder of the Common Stock, SPH Manager, and, as a result, may be deemed to beneficially own the 5,082,992 shares of Common Stock owned by SPH Manager, LLC. Mr. Parisi disclaims beneficial ownership of the Common Stock owned by SPH Manager, LLC, except to the extent of his indirect pecuniary interest therein.

Transfer Restrictions

        The gaming authorities in Colorado, Iowa, Missouri, and Nevada reserve the discretion and authority to investigate any Stockholder's suitability to be a Stockholder.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth certain information as of December 31, 2013 regarding our 2011 LTIP, under which our Common Stock are authorized for issuance to our officers, directors, employees and consultants.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options		Weighted average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation plans approved by security holders(1)	591,661	(2)	$10.05	(3)	408,339

Equity Compensation plans not approved by security holders	—		$—		—

(1)
Our sole equity compensation plan is our 2011 LTIP, which was approved by the Board following the close of fiscal year 2010 on March 30, 2011. Security holders authorized the Board to issue up to 1,000,000 shares of common stock.

(2)
Consists of 348,399 stock options and 243,262 restricted stock units. At December 31, 2013, there were 304,228 vested outstanding stock options and 190,990 vested restricted stock units that were exercisable.

(3)
Price reported relates solely to outstanding share options reported in column (a).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We maintain written policies and procedures covering related party transactions, which was adopted by the Board on August 10, 2012. The Audit Committee reviews the material facts of all related party transactions. The Company has various procedures in place that are designed to identify potential related party transactions. For instance, the executive officers and the Board are required to complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. The General Counsel reviews the responses to the questionnaires and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director's independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

        Our Related Party Transactions Policy provides that a "Related Party Transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which: (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) the Company is a participant; and (3) any Related Party has or will have a direct or indirect material interest. A "Related Party" is any: (a) executive officer, director or nominee for election as a director; (b) greater than 5 percent owner of record or beneficial owner of any class of the Company's voting securities; and (c) immediate family member of any of the foregoing. "Immediate family member" includes a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

        As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our periodic filings, as appropriate.

Board Compensation

        Directors who are our employees or employees of our subsidiaries do not receive any compensation for their service as members of either our Board of Directors or board committees. All non-employee members of our Board of Directors are compensated as set forth under "Director Compensation."

Employment Agreements

        We have entered into an employment agreement with each of our named executive officers. For more information regarding these agreements, see "Executive Officers—Potential Payments Upon Termination or Change in Control."

Truckee Disposition

        On September 7, 2012, we entered into a Purchase Agreement (the "Purchase Agreement"), with The Sands Regent, LLC, Truckee Gaming, Dayton Gaming, LLC and California Prospectors, Ltd., to sell our Sands Regency Casino Hotel in Reno, Nevada, the Gold Ranch Casino & RV Resort in Verdi, Nevada, and the Dayton Depot Casino in Dayton, Nevada to Truckee Gaming. On February 1, 2013, under the terms of the Purchase Agreement, Truckee Gaming paid us a net purchase price of $17.4 million in cash, subject to customary post-closing adjustments.

        On February 1, 2013, in connection with the sale of certain our casino properties to Truckee Gaming, our former Chief Operating Officer, Ferenc Szony, submitted his resignation effective immediately to become a managing principal at Truckee Gaming, initially owning 100% of the equity interests in Truckee Gaming, which interests are subject to warrant dilution by other private investors. Financing for the transaction was in part being provided by funds managed by affiliates of Global Leveraged Capital, LLC ("GLC"), a private investment and advisory firm, of which Thomas M. Benninger, one of our directors, is a managing general partner. In connection with the transaction, funds managed by affiliates of GLC provided $7.1 million of mezzanine financing and acquired warrants that can be exercised under certain conditions, to obtain an equity interest of up to 21% of Truckee Gaming.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and officers to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and to furnish us with copies of all forms filed. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the past fiscal year, all Section 16(a) filing requirements applicable to our officers and directors were met.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

        In accordance with Rule 14a-8 of the Exchange Act, any Stockholder proposals intended to be included in the proxy statement for the 2015 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 8, 2014. The proposal should be sent to Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135.

        In addition, the Company has established an advance notice procedure with regard to certain matters, including Stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of Stockholders. A Stockholder's notice must be delivered to or mailed and received at the registered office of the Company, not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public announcement of the date of the meeting is given or made to stockholders, the Stockholder's notice must be received no later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

        A Stockholder's notice with respect to a proposed item of business must include, among other things: (i) a brief description of the business desired to be brought at the annual meeting; (ii) the name and address of the Stockholder proposing such business; (iii) the class and number of shares of Common Stock which are beneficially owned by the Stockholder; and (iv) any material interest of the Stockholder in such business.

        A Stockholder's notice with respect to a director nomination must be delivered to or mailed and received at the registered office of the Company, (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the Stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting made, and (ii) in the case of a special meeting, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. Such Stockholder's notice must set forth, among other things, (y) all information relating to such director nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, together with such person's written consent to being named as a nominee in a proxy statement filed pursuant to Regulation 14A under the Exchange Act and to serving as a director if elected; and (z) the name and address of and the class and number of shares of Common Stock owned by such Stockholder delivering the notice.

        For further information about the advance notice procedure with regard to certain matters to be brought before an annual meeting of Stockholders, we refer you to the complete copy of the Bylaws, which we have filed as Exhibit 3.1 attached to our Current Report on Form 8-K, dated March 29, 2013.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the Stockholders at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Richard S. Parisi, Chairman

ANNUAL MEETING OF STOCKHOLDERS OF AFFINITY GAMING May 12, 2014 IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17361 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O THOMAS M. BENNINGER O MATTHEW A. DOHENY O RANDALL A. FINE O RICHARD S. PARISI O ERIC V. TANJELOFF 2. THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and a Proxy Statement for the Annual Meeting of Stockholders. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20530000000000000000 7 051214 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 14475 AFFINITY GAMING 2014 ANNUAL MEETING OF STOCKHOLDERS 3755 Breakthrough Way, Suite 300 Las Vegas, NV 89135 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AFFINITY GAMING The undersigned appoints Richard S. Parisi and Eric V. Tanjeloff as proxies, each with full power of substitution to vote all shares of common stock of Affinity Gaming (the "Company") which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held on May 12, 2014 at 4:00 p.m. Pacific Daylight Time at The JW Marriott Las Vegas Resort & Spa, 221 North Rampart Boulevard, Las Vegas, Nevada 89145 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting"). The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Annual Meeting. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2 This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting. (Continued and to be signed on the reverse side)